SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2009

PICCOLO EDUCATIONAL SYSTEMS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-52964	84-1426364
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

15011 North 75th Street
Scottsdale, Arizona  85260
(Address of Principal Executive Offices)

(480) 398-7000
(Issuer Telephone Number)

N/A
 (Former Address and Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

__           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01        Other Events

On August 13, 2009, the Registrant issued the attached press release.

Item 9.01        Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.      Description

99.1                 Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Scottsdale, Arizona.

PICCOLO EDUCATIONAL SYSTEMS, INC. By: /s/ Laura Palmer Noone Laura Palmer Noone, Chief Executive Officer

Date:  August 13, 2009